BOYAX

BOYIX

Prospectus March 10, 2020, as amended May 13, 2020

Beginning on January 21, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.boyarassetmanagement.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary. If you invest directly with the Fund, you can call 1-800-266-5566 or send an email request to Boyax@boyarvaluegroup.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies of the Fund	6
Principal Investment Risks of Investing in the Fund	8
MANAGEMENT OF THE FUND	10
Investment Adviser	10
Portfolio Manager	10
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	11
HOW TO REDEEM SHARES	14
DIVIDENDS AND DISTRIBUTIONS, TAX STATUS	16
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	18
FINANCIAL HIGHLIGHTS	20

FUND SUMMARY

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you are acquiring Class A shares of the Fund, you may qualify for sales load discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus below, and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	1.00%(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)(2)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.00%	1.00%
Underlying or Acquired Fund Fees and Expenses(a)	0.05%	0.05%
Total Annual Fund Operating Expenses	1.80%	1.55%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	Redemptions made by wire transfer are subject to a $10.00 fee.
(a)	Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

	1 Year	3 Years	5 Years	10 Years
Class A	$774	$1,038	$1,426	$2,510
Class I	$158	$490	$845	$1,845

IF YOU HELD YOUR SHARES

	1 Year	3 Years	5 Years	10 Years
Class A	$674	$1,038	$1,426	$2,510
Class I	$158	$490	$845	$1,845

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of the portfolio.

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Principal Investment Strategies of the Fund:

Under normal market conditions, the Fund invests primarily in equity securities that are believed by the Adviser to be intrinsically undervalued including common stock, preferred stock or securities convertible into or exchangeable for common stock. The Fund primarily invests in equity securities traded on domestic exchanges and/or in the over-the-counter markets, which may include equities of foreign issuers listed on domestic exchanges. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as any acquisition-minded business executive would. The Adviser takes the company’s balance sheet, tears it apart, and reconstructs it in accordance with economic reality - as opposed to generally accepted accounting principles (“GAAP”). GAAP requires that U.S. publicly traded companies must “depreciate” or decrease in value certain assets on their balance sheet (such as buildings) that in many instances increase in value overtime. The Adviser identifies assets on a company’s balance sheet that we consider to be undervalued relative to their true value (as opposed to the value GAAP requires them to be listed at). We then adjust those items to our perception of their current market value. The information derived from this analysis helps us determine the intrinsic or private market value of a business. Economic reality, according to the Adviser, is thus the result from when you tear a company’s balance sheet apart and find these hidden or undervalued assets. If the Adviser determines that it would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party (such as a company in a similar line of business, or a private equity firm, will purchase the entire company).

The Adviser utilizes a “buy and hold” investment strategy, which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may seem stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity is then purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. As a result of these temporary defensive positions, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund:

Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize the value expected by the Adviser in response to the activities and financial prospectus of the particular value companies. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors that are generally beyond the control of the Adviser. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Certain market events (including, without limitation, the occurrence or threat of pandemic, terrorism or war) could cause turbulence in financial markets, and reduced liquidity in equity, credit, and fixed income markets, which may negatively affect many issuers domestically and around the world, which could have an adverse impact on the Fund and its investments. For example, the novel coronavirus disease (COVID-19) that has recently emerged has caused significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund. In addition, market events could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. As a result, there is a risk that you could lose money by investing in the Fund.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general.

Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Large Capitalization Companies. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Investing. Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Past Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. The bar chart and table below show only the performance of the Class A shares of the Fund, which is the only share class of the Fund with 10 years or more of performance history. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available

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at no cost by visiting www.boyarassetmanagement.com or by calling 1-800-266-5566. The 5% sales charge applicable to the Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown.

Annual Total Returns as of December 31 Each Year

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/11) and the lowest return for a quarter was -14.77% (quarter ended 09/30/11).

Average Annual Total Returns
(For Periods Ended December 31, 2019)

	1 Year	5 Years	10 Years	Since Inception (May 5, 1998)
Boyar Value Fund
Return Before Taxes*	13.17%	5.37%	10.41%	6.49%
Return After Taxes on Distributions* (1)	12.08%	4.62%	9.91%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares*	8.43%	4.10%	8.55%	5.23%
S&P Composite 1500 Value Index** (reflects no deduction for fees, expenses or taxes)	31.31%	9.38%	12.19%	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	7.05%
*	The performance of the Fund reflects a 5.00% sales charge, which is applicable only to Class A shares of the Fund.
**	In prior prospectuses, the Fund compared its performance only against the S&P 500 Index. The Fund believes the S&P Composite 1500 Value Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the S&P Composite 1500 Value Index will replace the S&P 500 Index as the Fund’s primary benchmark in future comparisons.
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”), or to Fund shares held by non-taxable entities. After-tax returns are shown only for one class of the Fund, and after-tax returns for other classes may vary.

This table illustrates total returns from a hypothetical investment in the Fund. These returns are compared to the S&P 500 Index and the S&P Composite 1500 Value Index for the same periods. The S&P 500 Index, the former primary benchmark for the Fund, is included to allow an investor to compare the Fund’s returns against an unmanaged float-adjusted capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P Composite 1500 Value Index, the new primary benchmark for the Fund, is included to allow an investor to compare the Fund’s returns against an unmanaged float-adjusted capitalization weighted index of value-style stocks (as measured by book value, earnings, and sales to price) drawn from the S&P 1500 Index designed to measure the performance of value-style stocks through changes in the market value of approximately 1,100 value-style stocks representing all major industries. The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for federal income taxes. A shareholder cannot invest directly in an index.

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The Fund’s average annual total returns after taxes on distributions and redemptions may exceed average annual total returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser:

Boyar Asset Management, Inc.

Portfolio Manager:

Mark A. Boyar and Jonathan I. Boyar serve as the Fund’s co-portfolio managers. Mark A. Boyar, Chief Investment Officer of the Fund, has served as a portfolio manager of the Fund since the inception of the Fund. Jonathan I. Boyar has served as a portfolio manager of the Fund since November 13, 2018.

Purchase and Sale of Fund Shares:

Your initial investment in Class A shares of the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans) and your initial investment in Class I shares of the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). Additional investments in the Fund are generally required to be at least $1,000, unless made through an automatic investment plan. You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to Gemini Fund Services, LLC (the “Transfer Agent”) at the Boyar Value Fund, Inc., c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474.

Tax Information:

The Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies of the Fund:

The Adviser pursues the Fund’s investment objective by investing primarily in equity securities, which are believed by the Adviser to be intrinsically undervalued. The Fund seeks to achieve its investment objective by primarily investing its assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The balance of the Fund’s assets will be invested in cash and/or cash equivalents. The Fund primarily invests in equity securities traded on domestic exchanges and/or in the over-the-counter markets, which may include equities of foreign issuers listed on domestic exchanges. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund’s investment objective is fundamental and, as such, may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies that may be changed by the Board of Directors without shareholder approval.

Because the Fund invests primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value (“NAV”) of the Fund’s shares will fluctuate with changes in the market prices of its portfolio securities.

The Adviser seeks out intrinsically undervalued companies and purchases their shares at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets upon termination of operations or through the sale or merger of the entire enterprise as a continuing business. In the Adviser’s opinion, within an investment time horizon of 3 to 5 years, typically either the stock market will accurately reflect a company’s intrinsic value or the assets of the company will be acquired by a third party. Many of these companies were either acquired or liquidated at a premium to the price of the company’s shares at the time the initial research report appeared in Asset Analysis Focus. Investors in the Fund can generally expect that the Fund will hold many of the companies featured in Asset Analysis Focus. Of the companies that were acquired or liquidated, the average time period from the date the initial research report was issued until a transaction actually occurred was approximately 6.3 years.

This “buy and hold” investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity is then purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the after-tax compounding rate of return. The Adviser believes that, by reducing the number of transactions generated by profit taking, all the money invested is still working or compounding for a better return until future tax liability is incurred.

The Adviser believes there is an advantage to the “buy and hold” investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors’ after-tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a “buy and hold” strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

To hasten the recognition factor of an intrinsically undervalued company’s shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser generally will invest in companies whose shares: are not widely held by institutions; or are not closely followed by investment analysts; or may have plummeted in value because they failed to meet analysts’ earnings expectations because the Adviser believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

At the time of investment in a company, the Adviser determines the value of all of the assets and liabilities of the company and thereby establishes a potential selling price for the company’s common stock. The Adviser reviews the company’s asset base from time to time (especially when the common stock of a company nears its selling price target), to carefully determine if something has changed to alter the Adviser’s opinion -- if not, the security is sold when it meets its fully valued price.

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The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including, but not limited to, the following:

1.	“Hidden” Assets

“Hidden” assets are assets whose current values are undervalued on a company’s financial statements -- a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

2.	Underpriced Businesses

Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject company’s historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. The Adviser’s findings help place an appropriate value on the shares of the subject company.

3.	Undervalued Franchises

A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These “franchise” companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company’s shares.

4.	Selling For Less Than Net Working Capital

In most instances, the minimum liquidation value of a company is its net working capital value. The Adviser determines this amount by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long-term debt, preferred stock, capitalized lease obligations and certain pension liabilities. At pessimistic extremes, the stock market will value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

5.	“Fallen Angels”

Well-known companies that were once the “darlings” of Wall Street may fall out of favor with the investment community, causing their stock prices to fall. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

6.	Restructuring Plays, Breakups and Spin-offs

A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying NAV. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused “pure play” companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.

7.	Bankruptcies

An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

8.	Under-Followed Companies

The Adviser normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The Adviser believes the likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

9.	Low Price-to-Earnings Ratios

The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

10.	Large Free Cash Flows

The Adviser favors companies that it believes generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

11. Insider Ownership

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The Adviser may take positions in the common equity of companies whose executives buy and hold large amounts of the company’s stock.

Significant insider ownership of a company’s shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company’s long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company’s intrinsic value. Excessive non-stock and non-performance related compensation for a company’s top officers can also depress the shares of an otherwise good company.

In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

Principal Investment Risks of Investing in the Fund:

Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize the value expected by the Adviser in response to the activities and financial prospectus of the particular value companies. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors that are generally beyond the control of the Adviser. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, exchange trading halts, government economic stimulus measures, rapid increases in unemployment, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and/or worldwide, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund. In addition, market events and disruptions such as long-term pandemics may result in the Fund and its service providers experiencing operational difficulties in managing overloads to information technology and communications, coordinating a remote workforce and implementing business continuity plans, among others. As a result, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects

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than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Large Capitalization Companies. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.

Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Investing. Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies for the Fund

As an additional non-principal investment strategy, the Fund may for temporary defensive purposes or pending investment in companies believed suitable by the Adviser, from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations, corporate bonds rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”), money market instruments, or money market funds that invest in the foregoing instruments. “U.S. Government obligations” include

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securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government or in money market instruments. Bonds rated Baa by Moody’s or BBB by S&P, while considered “investment grade” obligations, may have speculative characteristics. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated at least A-2 by S&P or Prime-2 by Moody’s, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations, corporate bonds, money market instruments or money market funds for temporary defensive purposes, it may not achieve its investment objective. The Fund may also invest a significant portion of its assets in money market funds in order to maintain sufficient liquidity to cover possible redemptions and while the Adviser is determining where to invest new money.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

The Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Board of Directors supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

Investment Adviser

Boyar Asset Management, Inc. is an affiliate of Mark Boyar & Company, Inc. (“Mark Boyar & Co.”). The Adviser’s principal business address is 32 West 39th Street, 9th Floor New York, New York 10018.

Pursuant to the Investment Advisory Agreement between the Adviser and the Fund, the Adviser furnishes investment advisory services to the Fund. Subject to the supervision and direction of the Board of Directors, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places orders for the purchase and sale of portfolio securities. For the services provided pursuant to the Investment Advisory Agreement, the Fund is obligated to pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets. Pursuant to an Expense Limitation Agreement, with respect to both Class A and Class I shares of the Fund, Boyar Asset Management, Inc. (the “Adviser”) and Northern Lights Distributors, LLC (the “Distributor”) have agreed to waive a portion of their advisory and distribution fees and the Adviser has agreed to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit each class of the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of each class of the Fund’s average daily net assets (the “expense limitation”). The Adviser and the Distributor are permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the applicable class of the Fund to the extent that the applicable class’s expense ratio is less than the expense limitation at the time the fees were waived and the expense limitation at the time the fees were recouped. The Adviser and the Distributor have agreed to maintain this expense limitation through at least March 31, 2021. This Expense Limitation Agreement can be terminated by the Fund through a vote of a majority of its board of directors or a majority of its shareholders upon not less than five days’ prior written notice to the other parties to the Expense Limitation Agreement.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement of the Fund is available in the Fund’s semi-annual report to shareholders dated June 30, 2019.

Portfolio Manager

Mark A. Boyar, a Portfolio Manager of the Fund, has served in that capacity since the inception of the Fund. As a Portfolio Manager, Mr. Mark Boyar is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Jonathan Boyar. Mr. Mark Boyar has also been the President of the Adviser since 1983. Mr. Mark Boyar is Chairman of Boyar’s Intrinsic Value Research which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

Jonathan I. Boyar, a Portfolio Manager of the Fund since November 13, 2018, is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Mark Boyar. Mr. Jonathan Boyar is President of Boyar’s Intrinsic Value Research LLC which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

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The Fund’s Statement of Additional Information provides additional information about Mr. Mark Boyar’s and Mr. Jonathan Boyar’s compensation, management of other accounts and ownership of Fund shares.

Investors in the Fund can generally expect the Fund to hold the securities of many of the companies featured in Asset Analysis Focus.

HOW SHARES ARE PRICED

The Fund’s net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open (the “Valuation Time”). NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding. NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, the mean of the current bid and ask prices on such exchange. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the mean of the current bid and ask prices on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures adopted by the Board of Directors. Investment securities and other assets and liabilities denominated in a foreign currency, are translated into U.S. dollars using the prevailing exchange rate at the nearest time prior to the Valuation Time.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with the “fair value” procedures adopted by the Board of Directors. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAV of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. As a result, when you open an account, you will need to supply your name, address, date of birth and other information that will allow the Fund to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Your initial investment in Class A shares of the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans) and your initial investment in Class I shares of the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). You may open an account and make an initial investment through securities dealers having a sales agreement with the Distributor. You may also make a direct initial investment by sending a check and a completed account application form to Boyar Value Fund, Inc., c/o

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Gemini Funds Services, LLC, 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474. Your check must be made payable to the “Boyar Value Fund” and reference the share class of the Fund you wish to purchase.

Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks, cash, payment in credit card, cashier checks, money orders, traveler’s checks and credit card convenience checks will not be accepted. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

If an order to purchase shares of the Fund is canceled because your check does not clear, a charge (minimum $25) will be imposed and you will be responsible for any resulting losses or fees incurred by the Fund, the Distributor or the Transfer Agent in the transaction.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Your purchase order must be received by the Fund’s Transfer Agent prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). Shares of the Fund purchased through a broker-dealer will be sold by the Fund at the public offering price next determined after receipt of a purchase order by the broker-dealer.

If you purchase shares through a broker-dealer, it is the broker-dealer’s responsibility to transmit your order in a timely manner to the Distributor in order for your account to receive that day’s public offering price. Dealers may charge you a fee for effecting purchase orders.

Direct investments received in good order by the Transfer Agent after the close of NYSE are confirmed at the public offering price next determined on the following business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund;
  the share class of the Fund to be purchased;
  the dollar amount of shares to be purchased;
  a completed purchase application that corresponds to the type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum); and
  check payable to the name of the Fund

Regular Mail Orders. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to Boyar Value Fund, Inc., to:

Boyar Value Fund, Inc.

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Bank Wire Orders. Provided the Transfer Agent has received a completed account application, investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-266-5566 for instructions.

It is important that the wire contains all the necessary information and that the Fund receives prior telephone notification to ensure proper credit. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent.

Additional Investments. You may purchase additional shares of the Fund by mail or wire (minimum additional investment of $1,000, except for automatic investment plans) at any time at the then current public offering price as aforementioned. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-266-5566. Please follow the wire instructions provided by the Transfer Agent.

When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account number in your letter.

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Employees and Affiliates of the Fund. The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. The Fund may also, in its discretion, accept certain other accounts with less than the stated minimum initial investment.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

Choosing a Share Class.

Historically, the Fund has offered only Class A shares. As of the effectiveness of this registration statement, the Fund will offer two classes of shares: Class A and Class I. Both share classes will represent an ownership interest in the same investment portfolio and have the same rights, but each class will have its own expense structure. All share classes may not be available for purchase in all states.

Class A shares are subject to 12b-1 Plan fees that permit the Fund to pay distribution fees of up to 0.25% of the Class A shares’ average net assets per year to those intermediaries offering Class A shares. Class I shares are available without a 12b-1 Plan fee to those investors eligible to purchase such shares. In addition, the Class A shares are subject to a sales charge while Class I shares are not.

When a choice of share classes is available, you should consider the size of your investment. Your financial consultant (e.g., a broker-dealer) or other financial intermediary can help you determine which share class will be best suited to your personal financial goals. Although each class will invest in the same portfolio of securities, the returns for each class will differ because each class will be subject to different expenses. While you may acquire shares of any class without the assistance of a financial consultant or other financial intermediary, you will not benefit from their experience and services if you forego such assistance.

Sales Charges. Investments in Class I shares of the Fund are not subject to a sales charge and are sold at NAV. However, when you purchase Class A shares of the Fund, you pay a 5.00% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund. Class A shares of the Fund are sold at the public offering price, unless you qualify to purchase shares at NAV. The public offering price is the next determined NAV per share plus a sales charge as shown in the following table.

Amount of Investment	Sales Charge as a % of:		Dealer Reallowance as % of Public Offering Price
	Public Offering Price	Net Amount Invested
Less than $50,000	5.00%	5.25%	4.50%
$50,000 but less than $100,000	4.50%	4.72%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.95%	3.04%	2.70%
$500,000 but less than $1,000,000	2.25%	2.31%	2.00%
$1,000,000 or more	None*	None*
*	There is no front-end sales charge on purchases of $1 million or more, but a contingent deferred sales charge of 1.00% may apply if a commission was paid by the Fund’s principal underwriter to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please direct inquiries concerning the services described in this section to the Transfer Agent at Boyar Value Fund, Inc., c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100Elkhorn, Nebraska 68022-3474 or by calling 1-800-266-5566.

Reduced Sales Load. When purchasing Class A shares of the Fund, you may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares with the amount of your current purchases in order to take advantage of the reduced sales charges set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of a specified period of time (or when you sell your shares, if earlier), the Distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent. All holders of Class A shares may use the Right of Accumulation or a Letter of Intent, subject to the requirements listed in the Prospectus and SAI, to take advantage of the reduced sales charges.

Purchases of Shares at Net Asset Value. Purchases of Class I shares will be made at NAV. Certain individuals and institutions may also purchase Class A shares of the Fund at NAV. Investors or their financial adviser must notify the Transfer Agent if the investment qualifies as a purchase at NAV.

Investors whose accounts were opened prior to May 1, 2000 are not subject to any sales charge on subsequent investments.

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Class A shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, (2) have, at the time of purchase, 100 or more eligible participants, (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plans.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases Class A shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares, is available on the Fund’s website at www.boyarassetmanagement.com.

Registered investment advisers who charge a fee for their services and accounts as to which a bank or broker-dealer charges an account management fee (“wrap accounts”) may purchase Class A shares at NAV, provided the adviser, bank or broker-dealer has a separate agreement with the Distributor.

Clients of investment advisers may also purchase Class A shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV. Associations and affinity groups of 20 or more and their members may purchase Class A shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to invest at least $1 million. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, officers, directors and clients of the Adviser, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV. Investors must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Contingent Deferred Sales Load for Certain Purchases of Shares. A contingent deferred sales charge is not imposed on redemptions of Class I shares of the Fund. However, a contingent deferred sales charge is imposed upon certain redemptions of Class A shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Fund’s principal underwriter and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales charge will be equal to 1% of the NAV at the time of purchase of the shares being redeemed or the amount redeemed, whichever is less. In determining whether the contingent deferred sales charge is payable, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales charge will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales charge. The contingent deferred sales charge is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.

The Fund may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. If the shares to be redeemed have a value of $100,000 or more, you must provide a Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your Medallion Signature Guarantee, regardless of the value of the shares being redeemed. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

A contingent deferred sales load (charge) may apply to a redemption of Fund Class A shares purchased at NAV, excluding accounts opened prior to May 1, 2000. Please refer to “How to Purchase Shares” for more information.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank or brokerage account. The Fund reserves the right, upon 30 days’

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notice, to change the processing fee. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the NAV per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form. If the shares being redeemed were purchased by check, the Fund may delay payment of your sale proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, until your check has cleared. This may take up to 15 days from the date of purchase. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

• The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

• The request must identify your account number;

• The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

• If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

You may redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by such organization in proper form before the close of trading on the NYSE, generally 4:00 p.m., Eastern Time, or such earlier time as may be required by such organization.

These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

The Fund reserves the right to require you to close your account if at any time the value of your Class A shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations) or the value of your Class I shares is less than $5,000, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as permitted by the Investment Company Act of 1940 or as otherwise determined by the Securities and Exchange Commission: (1) for any period (a) during which the NYSE is closed, other than any customary weekend and holiday closings, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Adviser continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Adviser may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in-kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual circumstances.

Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities or other property of the Fund taken at current value. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the NAV. Shareholders receiving such securities may incur brokerage costs on their sales.

Redemption Fee. The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your shares, including exchanging your shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.

For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Although the Fund has a goal of assessing this redemption fee on applicable redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. You should consult with your

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retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or illness of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund. The redemption fee will not apply to shares acquired through reinvestment of dividends and other distributions.

Shareholder Services

Contact the Transfer Agent (nationwide, call toll-free 1-800-266-5566) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

•	Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs; and
•	Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision.

Direct Deposit Plans

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan. The Fund pays the costs associated with these transfers, but reserves the right, upon 30 days’ written notice, to charge a reasonable fee for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

Delivery of Prospectus and Shareholder Reports

Subject to your express or implied consent, upon notice by the Transfer Agent, the Fund may elect to send prospectuses and shareholder reports on a “household” basis. This means that the Fund may send only one copy of a prospectus or annual report and semiannual report to a household that has multiple Fund accounts. You may revoke your consent by contacting the Transfer Agent in writing, at the address listed in the “How to Purchase Shares” section. The Transfer Agent will begin sending you individual copies of the Fund’s prospectus and shareholder reports it delivers 30 days after receiving your revocation.

DIVIDENDS AND DISTRIBUTIONS, TAX STATUS

Dividends and Distributions

The following discussion is a summary of federal income tax consequences of the ownership of Fund shares. This discussion does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA, 401(k) plan, or other tax-advantaged account. Except as specifically noted, the discussion does not address state, local, or non-U.S. taxes. You should consult your tax advisor about your particular tax situation.

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. You may elect to receive dividend and capital gain distributions in either cash or additional shares. You should indicate your choice of option on your account application, which you may change on a prospective basis. If no option is specified on your account application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date. No sales charge is imposed on any reinvestment of distributions and dividends in additional shares of the Fund. You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash.

If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option, which you may change on a prospective basis. No interest will accrue on an amount represented by uncashed distribution checks.

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Taxes

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute annually all or substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net realized short-term capital gains, if any, are taxable as ordinary income. Distributions from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends-received deduction available to corporations.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price will be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Due to the Fund’s “buy and hold” investment strategy, as well as its tax sensitivity to avoiding short-term capital gains, as of December 31, 2019, the Fund had assets with unrealized capital gains of $13,795,515, which constituted 49% of the Fund’s net asset value. If these gains were to be recognized when such assets are eventually sold by the Fund, shareholders would be taxable on the distribution of such gains to them, even though they may be receiving, in effect, a partial return of the shareholder’s capital investment. Similarly, investors should consider the tax consequences of buying Fund shares shortly before the record date of a dividend or capital gain distribution, because such a dividend or distribution will generally be taxable even though in economic terms it represents a partial return of the shareholder’s capital investment.

In certain circumstances, the Fund may consider using use the so-called “equalization method” of accounting to mitigate this effect. Under this method, the Fund would allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method would permit the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally would not affect the Fund’s total returns, it might reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method that might be used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains without regard to the length of time you have held your Fund shares. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund’s distributions could vary in any given year. Redemptions of shares of the Fund are taxable events on which you may realize a capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. Certain limitations may apply that could limit your ability to deduct capital losses currently.

Also, a 3.8% Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include income distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

After the end of each year, the Fund will send a statement to you with information about the dividends and distributions that you received and any redemptions of shares during the previous year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

As with all mutual funds, the Fund may be required to apply backup withholding at the rate of 24% on all taxable distributions payable to a shareholder if the shareholder fail to provide the Fund with their correct social security number or other taxpayer identification number or make required certifications, or if the Internal Revenue Service notifies the Fund to implement backup withholding from the shareholder, or if to the Fund’s knowledge, an incorrect number has been furnished. An individual taxpayer’s identification number usually is his or her social security number.

Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

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The above discussion is meant only as a summary; more information is available in the SAI. Further, the above tax information does not constitute individual tax advice. Please consult your tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Excessive Trading Policy. Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund’s shares to be excessive for a variety of reasons, such as if:

  You sell shares within a short period of time after the shares were purchased;
  You make two or more purchases and redemptions within a short period of time;
  You enter into a series of transactions that is indicative of a timing pattern or strategy; or
  We reasonably believe that you have engaged in such practices in connection with other mutual funds.

To deter such activities, the Board of Directors has adopted an Excessive Trading Policy. Under this policy, the Fund or its agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of the Fund within 60 days of each other and bar, without any prior notice, future purchases of the Fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. In addition, the Fund or its agents may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject any such purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

While recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change, the Fund currently uses additional methods to reduce the risk of market timing. These methods include, but are not limited to:

•	Assessing a 2.00% redemption fee for shares redeemed within 60 days of purchase; and
•	A $10 fee, which will be deducted from your redemption proceeds, when the proceeds are transmitted by wire.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers will be revoked or cancelled by the Fund on the next business day after receipt of the order.

Systematic purchases and redemptions transactions are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Fund considers the information available to it at the time and may consider trading done in multiple accounts under common ownership, control or influence.

Additional information regarding the Fund’s policies with respect to purchases and redemptions of Fund shares are described in the “How to Purchase Shares” and “How to Redeem Shares” sections of this Prospectus. Except as described in these sections, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to the Fund.

Distributor

Northern Lights Distributors, LLC is located at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

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With respect to Class A shares only, the Distributor is paid monthly fees by the Fund in connection with the distribution of the Fund’s shares and the servicing of shareholder accounts. A monthly fee, authorized pursuant to a Shareholder Servicing and Distribution Plan adopted by the Fund (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 is calculated at the annual rate of 0.25% of the value of the average daily net assets of the Class A shares of the Fund and is used by the Distributor to provide compensation for services relating to the distribution of the Fund’s Class A shares and the ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by the Distributor to persons, including employees of the Distributor, who assist with the distribution of the Fund’s Class A shares, respond to inquiries of shareholders of the Fund regarding their ownership of Class A shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by other agents of the Fund. Because these fees are paid out of the Fund’s Class A share assets on an on-going basis, over time these fees will increase the cost of your investment in Class A shares and may cost you more than paying other types of sales charges.

Payments under the Plan are not tied exclusively to the expenses actually incurred by the Distributor, and the payments may exceed expenses actually incurred by the Distributor. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on an ongoing basis and in doing so considers all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2019, 2018, 2017, 2016, and 2015 has been audited by BBD, LLP whose report, along with the Fund’s financial statements, are included in the Fund’s annual report for those years, which is available upon request.

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2019		2018	2017	2016	2015

Net Asset Value, Beginning of Year	$23.48		$26.54	$23.37	$22.22	$22.86

Activity from investment operations:
Net investment income (1)	0.11		0.08	0.10	0.03	0.04
Net realized and unrealized
gain (loss) on investments	4.37		(1.92)	3.52	1.54	(0.06)
Total from investment operations	4.48		(1.84)	3.62	1.57	(0.02)

Paid-in-Capital from Redemption Fees (1)	0.00	(2)	-	-	-	0.00	(2)

Less distributions from:
Net investment income	(0.11)		(0.08)	(0.11)	(0.03)	-
Net realized gains	(0.93)		(1.14)	(0.34)	(0.39)	(0.62)
Total distributions	(1.04)		(1.22)	(0.45)	(0.42)	(0.62)

Net Asset Value, End of Year	$26.92		$23.48	$26.54	$23.37	$22.22

Total Return (3)	19.15%		(7.12)%	15.48%	7.04%	(0.11)%

Net Assets, End of Year	$27,942,062		$24,389,769	$27,219,974	$24,432,589	$23,999,274

Ratio of gross expenses to average
net assets (4)	1.75%		2.11%	2.22%	2.19%	2.14%
Ratio of net expenses to average
net assets	1.75%		1.75%	1.75%	1.75%	1.75%
Ratio of net investment income
to average net assets	0.42%		0.30%	0.42%	0.13%	0.19%

Portfolio Turnover Rate	9%		7%	2%	4%	7%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

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Boyar Value Fund, INC.

Investment Adviser Boyar Asset Management, Inc. 32 West 39th Street, 9th Floor New York, New York 10018
Distributor Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474
Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103
Board of Directors Henry A. Alpert Mark A. Boyar Richard Finkelstein Jay R. Petschek
Custodian Bank of New York Mellon 240 Greenwich Street New York, New York 10286

Additional information about the Fund is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety and is therefore legally a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-266-5566 or visit the website at www.boyarassetmanagement.com.

Information about the Fund, including the SAI and annual and semi-annual reports, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-8253

STATEMENT OF ADDITIONAL INFORMATION

March 10, 2020, as amended May 13, 2020

BOYAR VALUE FUND, INC.

Class A Shares: BOYAX

Class I Shares: BOYIX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

For information, call 1-800-266-5566

This Statement of Additional Information is meant to be read in conjunction with the Prospectus for the Boyar Value Fund, Inc. (the "Fund") dated March 10, 2020, as amended May 13, 2020 or as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling the Fund at 1-800-266-5566.

The Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to the Fund’s most recent annual report. The Fund’s annual and semiannual reports to shareholders are available without charge, upon request by calling the Fund at 1-800-266-5566. In addition, you can make inquiries through your financial intermediary.

THE FUND

The Fund is a diversified, open-end management investment company incorporated on February 28, 1997 under the laws of the State of Maryland under the name "Boyar Value Fund, Inc." The Fund's charter authorizes the Board to issue one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Shares").

All shareholders of the Fund, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the Shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation.

The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.

STOCK OPTIONS

When the Adviser believes that individual portfolio securities are approaching the top of the Adviser's growth and price expectations, the Fund may write covered call options against such securities. The Fund may also purchase put options. The value of the underlying securities on which covered call and put options will be written or purchased, respectively, at any one time by the Fund is not anticipated to exceed 5% of the Fund's total assets. The Fund writes and purchases options only for hedging purposes and not for speculation.

The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified period or at a specified time.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

Prior to their expirations, call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market.

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When the Fund has purchased a put option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written a call option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

CURRENCY EXCHANGE TRANSACTIONS

The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency or (iii) by purchasing exchange-traded currency options.

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.

Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

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Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

U.S. GOVERNMENT SECURITIES

The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to foregoing U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States, therefore, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at current value. The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. The Fund did not engage in securities lending activities in the most recently completed fiscal year ended December 31, 2019.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. While "unsponsored"

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ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. As a result of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The Adviser may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

WARRANTS

The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated at least A-2 by S&P Global Ratings ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics:

  liquidity ratios are adequate to meet cash requirements;
  long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

BANK DEBT INSTRUMENTS

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (the “FDIC”) or the Federal Savings and Loan Insurance Corporation. These instruments are insured by the FDIC only to the extent of $250,000 per depositor per bank (on January 1, 2010, the standard coverage limit will return, unless extended by the FDIC, to $100,000 for all deposit categories except IRAs and Certain Retirement Accounts, which will continue to be insured up to $250,000 per owner). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon

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maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

OTHER INVESTMENT COMPANIES

The Fund from time to time invests in securities issued by other investment companies. In particular, the Fund from time to time invests in cash pending investment in accordance with the Fund’s investment program in money market mutual funds. When the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. Certain of the investment companies in which the Fund may invest may follow “passive strategies” by holding securities included in, or representative of, an underlying index. Although the Fund may invest in such funds to gain exposure to the index, the performance of a passively-managed fund may not track its index because the fund charges additional fees and expenses and may hold additional or different securities from the index. The Fund may invest in “non-diversified” funds, which invest most of their assets in a small number of companies, or in funds that concentrate their investments in an industry or group of industries. Such funds may be more susceptible to the economic, political or other risks associated with investing in those particular companies or industries, respectively. The Fund’s investments in other investment companies are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), unless an exemption is applicable or as may be permitted by rules under the 1940 Act or interpretations thereof by the staff of the SEC.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.

However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to

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enforce the seller's contractual obligation to deliver additional securities.

ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days and repurchase agreements that have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

BORROWING

The Fund may borrow, temporarily, up to 33 1/3% of its total assets for extraordinary purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value ("NAV") will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank.

QUALITY RATINGS OF OBLIGATIONS

The ratings of Moody's Investors Service, Inc. and S&P Global Ratings for obligations in which the Fund may invest are as follows:

MOODY'S INVESTORS SERVICE, INC.

Aaa - Obligations rated Aaa are judged to be of highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are judged to be upper-medium grade and subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

S&P Global Ratings

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

INVESTMENT LIMITATIONS

The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares. Such majority is defined as the lesser of (i) 67% or more of the Shares present at the meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding Shares. Investment limitations 11 through 14, may be changed, and in the case of investment limitation 12, reduced, by a vote of the Board at any time. The Fund may not:

1. Issue senior securities, except to the extent permitted by applicable law, as amended, interpreted or modified from time to time by any regulatory authority having jurisdiction.

2. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes in an amount that may not exceed 33 1/3% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

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3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities up to 33 1/3% of the Fund's total assets and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

4. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

5. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would acquire 10% or more of the voting securities of such issuer, except that these limitations do not apply to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

6. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

7. Purchase or sell real estate, except that the Fund may invest in securities (a) secured by real estate, mortgages or interests therein, (b) issued by companies which invest in real estate or interests therein or (c) hold and sell real estate acquired by the Fund as the result of the ownership of securities

8. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales "against the box" in accordance with the Fund's investment objective, policies and limitations.

9. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

10. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, (b) purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.

11. Pledge, mortgage or hypothecate its assets, or otherwise issue senior securities, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

12. Invest more than 15% of the Fund's net assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

13. Make additional investments if the Fund's borrowings exceed 5% of its total assets.

14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

Notwithstanding paragraphs numbered 1, 2, 8, 9, 10 and 11, the Fund has no present intention of engaging in transactions involving futures contracts and options on futures contracts or of entering into short sales and short sales "against the box," and will not do so until approved by the Fund's Board.

If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Directors of the Fund has adopted policies and procedures that prohibit the disclosure of non-public portfolio holdings information to third parties except in certain limited circumstances where the Fund or a service provider has a legitimate business purpose for disclosing that information and the recipients are obligated to maintain the confidentiality of that information and prohibit trading based on that non-public information. Only an officer of the Fund may authorize such disclosure in those limited circumstances, and that authorization must be approved by the Chief Compliance Officer of the Fund. The policies and procedures adopted by the Fund also prohibit the Fund and any service provider from entering into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund's portfolio holdings.

Subject to the foregoing, non-public portfolio holdings information is disclosed only to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund:

- Officers and Directors of the Fund;

- The Adviser;

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- The Fund's custodian and accounting agent;

- Counsel to the Fund;

- The Independent Registered Public Accounting Firm to the Fund;

- Certain broker-dealers with respect to securities the Fund wants to sell through those broker-dealers; and

- Certain service providers with respect to compliance testing services.

The Fund seeks to avoid potential conflicts between the interests of the Fund's shareholders and those of the Fund's service providers and to ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund. The Fund seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund and by requiring any such disclosure to be authorized in the manner described above. In order to carry out various functions on behalf of the Fund, it may be necessary or desirable to disclose portfolio holdings information of the Fund to certain third parties prior to the public dissemination of such information. As of the date of this Statement of Additional Information, no entity receives portfolio holdings information prior to public dissemination, other than service providers as described above and certain rating agencies. Potential recipients of such information in the future may include additional rating agencies, lenders or providers of a borrowing facility. The Fund, or its duly authorized service providers, may distribute nonpublic portfolio holdings information to third parties before its public disclosure, provided that:

1. A good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests;

2. The recipient does not trade on such information or distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings or results of the analysis becoming public information as discussed above; and

3. The recipient signs a written agreement (as provided below) (an "Agreement"). Persons and unwilling to execute an acceptable Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund's policies.

The above determinations shall be documented in writing and approved by the Chief Compliance Officer of the Fund or his designee. The Chief Compliance Officer of the Fund or his designee shall maintain a list of third party recipients and shall distribute such list to appropriate business units and service providers.

The Fund's portfolio holdings are made available to the Fund's service providers on an "as-needed" basis, depending on the nature of the service provided and the duties with respect to the Fund. Therefore, the frequency with which this information is provided to service providers varies, based on the circumstances, and may be provided on a real time or other basis. At least annually, the Board of Directors receives a report prepared by the Chief Compliance Officer concerning the effectiveness and operation of the Fund's policies and procedures, including those governing the disclosure of portfolio information. On a periodic basis, the Chief Compliance Officer of the Fund or his designee shall monitor marketing and sales practices and other communications with respect to the Fund to determine compliance with the Fund's portfolio holdings disclosure policies and procedures. The Chief Compliance Officer requests such information from service providers, as he deems necessary, to determine compliance with these policies and procedures.

DIRECTORS AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's Directors and officers are set forth in the table below.

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Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar(2) 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1942	Chairman	Since Inception	President, Boyar Asset Management, Inc., (June 1983 – present); President, Mark Boyar & Co., Inc., (January 1979 –present); Partner, Boyar G.P. Holdings Ltd., (May 1990 – present); Manager Ebbets Field Association LLC, (April 1998 – present).	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Born in 1958	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, (June 2002 – present).	1	Chairman, Recognition Media, LLC, December 2003 – present; Director, Dab- O -Matic Corp, April 2000 – present.
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Born in 1947	Director	Since Inception	President, Spartan Petroleum Corp., (1974 – present).	1	Director, Griffon Corp., February 1995 – present;
Richard Finkelstein 500 NE Spanish River Blvd., Suite 108 Boca Raton, FL 33431 Born in 1949	Director	Since Inception	Principal, Merit Builders, Inc. (2012-Present).	1	Trustee, The University of Maryland, July 2006 – present.
OFFICERS
Sam Singh 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1976	President	Since 2016	Vice President, Gemini Fund Services, LLC (since 2015).	N/A	N/A
Jonathan Boyar 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1980	Vice President	Since 2019	Managing Director, Boyar Value Group (since 2008); Associate, Martin Clearwater & Bell (2006-2008).	1	N/A
Dawn Borelli 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1972	Treasurer	Since 2011	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010).	N/A	N/A

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified. Officers of the Fund are elected annually.

(2) Mr. Boyar is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

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Stephanie Shearer 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1979	Secretary	Since 2012(1)	Manager, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A
James Ash 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1976	Chief Compliance Officer	Since 2019(1)	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

(1) Officers of the Fund are elected annually.

Board Structure. The Board is comprised of four Directors, three of whom (75%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board appointed Mr. Boyar (an interested Director) as its Chairman. The Board has established two standing committees: the Audit Committee and the Nominating Committee. Each such committee is chaired by, and composed entirely of, Independent Directors. See the discussion above for a further description of the composition, duties and responsibilities of these committees. The Board has not established the position of “Lead Independent Director.”

The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that their leadership structure, including an interested Director as the Chairman, is appropriate in light of the asset size of the Fund and the nature of the Fund’s business, and is consistent with industry practices for similar funds. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Directors, believe the existing structure enables them to exercise effective oversight over the Fund and its operations and to access the expertise and views of the Adviser and the Distributor.

Risk Oversight. As part of their responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the Fund’s administrator, and other service providers (depending on the nature of the risk). The Fund is subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Adviser, the independent registered public accounting firm for the Fund and the Fund’s administrator regarding risks faced by the Fund and the service providers’ risk functions.

The Board performs its oversight responsibilities as part of its Board and committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors meet at least quarterly with the Chief Compliance Officer, which meeting is generally outside the presence of management. The Independent Directors have not engaged independent legal counsel in light of their current needs and the asset size of the Fund. In developing the Board’s leadership structure, the Board considered their role in overseeing risk management.

Qualifications of Directors and Nominees. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Distributor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties.

A Director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business or consulting positions; experience from service as a Director of the Fund, or in various roles at public

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companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that further support the conclusion that each person is qualified to serve as a Director.

Mr. Boyar has served as Director on the Board since inception. His relevant experience includes being the Fund’s portfolio manager since inception and President of the Adviser and Mark Boyar & Company, Inc.

Mr. Petschek has served as Director on the Board since inception. His relevant experience includes serving as the managing member of an investment adviser, as a Vice President of two investment management firms and as a member of boards of private companies.

Mr. Alpert has served as Director on the Board since inception. His relevant experience includes serving as the president of an oil company and serving on the board of a public diversified manufacturing company.

Mr. Finkelstein has served as Director on the Board since inception. His relevant experience includes serving as president of a real estate development firm.

Messrs. Alpert, Finkelstein, and Petschek are members of the Audit Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls and the Fund's independent registered public accounting firm. The Committee held three regularly scheduled meetings during the fiscal year ended December 31, 2019.

Messrs. Alpert, Finkelstein, and Petschek are members of the Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board as to the selection of appropriate persons to serve as Director in the event of a vacancy or an increase in the size of the Board. The Nominating Committee shall consider a number of criteria in evaluating candidates for Independent Director and in evaluating the re-nomination of current Independent Directors, including: (i) the candidate must be an Independent Director, (ii) the candidate should have a reputation for integrity, honesty and adherence to high ethical standards, (iii) the candidate should have a commitment to understand the Fund and the responsibilities of an Independent Director of an investment company and the candidate should have a commitment to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member, and (iv) the candidate should not have a conflict of interest that would impair the candidate's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Director. For each candidate, the Nominating Committee evaluates specific experience in light of the makeup of the then current Board. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Nominating Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Director continues, in the opinion of the Nominating Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the re-nomination of an existing Director rather than a new candidate. Consequently, while the Nominating Committee will consider candidates recommended by shareholders to serve as Director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Director. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "1934 Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Director via the secretary of the Fund, c/o the Administrator. The secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2019.

DIRECTORS' COMPENSATION

Name of Director	Total Compensation from Fund+
Mark A. Boyar	None
Henry A. Alpert	$5,000
Richard Finkelstein	$5,000
Jay R. Petschek	$5,000

+ Amounts shown include all payments made to the Directors in the fiscal year ended December 31, 2019.

All of the Directors elected to receive their payment in Shares of the Fund. The Fund does not pay any retirement benefits to the Directors for their service. No employee of the Adviser or any of its affiliates will receive any compensation from the Fund for acting as an officer or director of the Fund. Each Director will receive an annual fee of $3,000, and $500 for each meeting of the Board

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attended by him for his services as Director and will be reimbursed for expenses incurred in connection with his attendance at Board meetings.

DIRECTORS' OWNERSHIP IN BOYAR VALUE FUND, INC.

The following table indicates the dollar range of equity securities that each director beneficially owned in the Fund as of December 31, 2019. The Share value of the Fund is based on the NAV of the Shares on December 31, 2019.

Name of Director	Dollar Range of Equity Securities in the Fund
Henry A. Alpert	Over $100,000
Mark A. Boyar+	Over $100,00
Richard Finkelstein	Over $100,000
Jay R. Petschek	Over $100,000

+ As of December 31, 2019, Mr. Boyar does not directly own any shares of the Fund. However, Mr. Boyar's wife beneficially owns over $100,000 worth of shares in the Fund. In accordance with SEC rules, Mr. Boyar may be deemed to be the beneficial owner of a portion of such shares.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT DIRECTORS

For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Boyar Asset Management, Inc. (the "Adviser"), or any of its affiliates act as investment adviser or manager.

As of December 31, 2019, none of the Independent Directors, nor any of their immediate family members, beneficially owned any securities issued by the Adviser or the Distributor or any other entity in a control relationship to those entities. During the calendar years 2019, 2018, 2017, 2016, and 2015none of the Independent Directors, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in the Adviser or the Distributor or any other entity in a control relationship to those entities. During the calendar years 2019, 2018, 2017, 2016, and 2015 none of the Independent Directors, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

- the Fund - an officer of the Fund

- a related fund

- an officer of any related fund

- the Adviser

- the Distributor

- an officer of the Distributor

- any affiliate of the Adviser or the Distributor

- an officer of any such affiliate

During the calendar years 2019, 2018, 2017, 2016, and 2015, none of the Independent Directors, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2019, 2018, 2017, 2016, and 2015 none of the Independent Directors, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

- the Adviser

- the Distributor

- any other entity in a control relationship with the Adviser or the Distributor

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None of the Fund's directors or officers has any arrangement with any other person pursuant to which that director or officer serves on the Board of Directors. During the calendar years 2019, 2018, 2017, 2016, and 2015 none of the Independent Directors, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

- the Fund

- any related fund

- the Adviser

- the Distributor

- any affiliated person of the Fund

- any other entity in a control relationship to the Fund

The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of Shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering Shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Directors who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties.

THE INVESTMENT ADVISER

Boyar Asset Management, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. The services provided by, and the fees payable by the Fund to, the Adviser under the Investment Advisory Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See “Management of the Fund" in the Prospectus. For the fiscal years ended December 31, 2019, 2018, and 2017, the Adviser waived investment advisory fees of $0, $48,198, and $60,020, respectively, and retained advisory fees of $132,415, $85,773, and $68,037, respectively.

By its terms, the Fund's Investment Advisory Agreement will remain in force from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. The Advisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund, at a meeting held on June 4, 2019.

The name "Boyar" is a property right of the Adviser. The Adviser may use the name "Boyar" in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name "Boyar" if the Adviser ceases to be employed as the Fund's investment adviser.

The Adviser is an affiliate of Mark Boyar & Co. The Adviser's principal business address is 32 West 39th Street, New York, New York 10018. Mark A. Boyar, Chairman and Chief Executive Officer of the Fund, is a controlling person of the Adviser and Mark Boyar & Co.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS THE PORTFOLIO MANAGERS ARE MANAGING. The table below indicates for the portfolio managers of the Fund information about the accounts over which the portfolio managers have day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2019. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

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Name	Other Accounts Managed by the Portfolio Manager
Mark A. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 2 entities with total assets of approximately $25.5 million

Other Accounts: approximately 100 accounts with total assets of approximately $147.8 million

Jonathan I. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 1 entity with total assets of approximately $4.1 million

Other Accounts: approximately 18 accounts with total assets of approximately $10.6 million

Affiliates of the Adviser serve as general partner to other pooled investment vehicles, Boyar Partners L.P., and Boyar’s Orphaned Equity Fund, L.P., and receives a performance-based fee, as disclosed in the Adviser’s Form ADV.

CONFLICTS OF INTERESTS OF THE PORTFOLIO MANAGERS. When a portfolio manager is responsible for the management of more than one account, the potential arises for a portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Fund and the Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of the Adviser over time.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives. However, not all clients of the Adviser will at all times participate in all such investment opportunities due to a number of reasons, including, without limitation, available cash for investment, diversification, size limits, minimum size requirements and different investment guidelines.

- The portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, a portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client. Trades for clients of the Adviser that direct brokerage are not bunched and may receive different execution prices than other clients of the Adviser.

- A portfolio manager may favor an account if a portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by a portfolio manager. If, for example, a portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, a portfolio manager will have a financial incentive to seek to have the accounts that determine a portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, a portfolio manager may favor that account, whether or not the performance of that account directly determines a portfolio manager's compensation. The Adviser's trade allocation policies are intended to address this conflict of interest.

- A portfolio manager may favor an account if a portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if a portfolio manager held an interest in an investment partnership that was one of the accounts managed by a portfolio manager, a portfolio manager would have an economic incentive to favor the account in which a portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts. If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that a portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

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COMPENSATION OF THE PORTFOLIO MANAGERS. As the president, chief executive officer and principal owner of the Adviser, Mr. Mark Boyar, a portfolio manager of the Fund, does not receive a salary or bonus from the Adviser. Rather, Mr. Mark Boyar is entitled to the net profits of the Adviser after paying all the Adviser's expenses, including, without limitation, compensation to its employees. As such, Mr. Mark Boyar's compensation from the Adviser is based upon the profitability of the Adviser. Mr. Mark Boyar participates in the Adviser's benefit plans on terms that are generally offered to all the Adviser's employees. Mr. Jonathan Boyar’s salary and bonus are paid in cash. His base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of Mr. Jonathan Boyar’s base salary. The profitability of the Adviser and the investment performance of the accounts that Mr. Jonathan Boyar is responsible for managing are factors in determining his overall compensation. The level of his bonus compensation may be influenced by the relative performance of the accounts managed by him and the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary, and the Adviser does not employ formulas with respect to either of these factors to compute Mr. Jonathan Boyar’s bonus. There are no differences in Mr. Jonathan Boyar’s compensation structure for managing mutual funds or other accounts.

SHARE OWNERSHIP BY PORTFOLIO MANAGER. As of December 31, 2019, Mr. Boyar does not directly own any shares of the Fund. However, Mr. Boyar's wife beneficially owns shares of the Fund worth over $100,000. In accordance with SEC rules, Mr. Boyar may be deemed to be the beneficial owner of a portion of such shares. Mr. Jonathan Boyar, his wife and children own shares worth between $50,000 - $100.000.

EXPENSE LIMITATION AGREEMENT

Pursuant to an Expense Limitation Agreement (the “Agreement”), the Adviser and the Distributor have agreed, to waive all or a portion of the advisory and distribution fees and the Adviser has agreed to reimburse certain expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation)) to the extent necessary to limit each share class’s total annual operating expenses (subject to the same exclusions) to 1.75% of the applicable share class’s average daily net assets. During the term of the Agreement, to the extent that such operating expenses incurred by the applicable share class of the Fund in any fiscal year after waiver of advisory fees of the Adviser and fees payable to the Distributor exceed 1.75% per annum of the applicable class’s average daily net assets, such excess amount shall be the liability of the Adviser.

If the Adviser or the Distributor waives any fee or reimburses any expense pursuant to the Agreement, and such operating expenses of the share class are subsequently less than 1.75% of average daily net assets, the Adviser and the Distributor shall be entitled to reimbursement by the applicable share class of the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause such operating expenses to exceed either 1.75% of its average daily net assets or the expense limitation in place at the time of recoupment. If such operating expenses subsequently exceed 1.75% per annum of the share class’s average daily net assets, the reimbursements shall be suspended. The Adviser and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of the Agreement (or any similar agreement). The Adviser and the Distributor have agreed to maintain this Agreement through at least March 31, 2021. In addition, the Fund can terminate the Agreement and the Agreement shall terminate automatically with respect to the Fund and to the Adviser or the Distributor (as applicable) upon the termination of the Advisory Agreement or the principal underwriting agreement, respectively.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 (the "Distributor"), is the principal underwriter of the Fund pursuant to an underwriting agreement with the Fund (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered to the public on a continuous basis. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Distributor is compensated for its services by the Fund to the extent amounts are available under the Fund’s Rule 12b-1 plan. The Adviser will compensate the Distributor for its services as the principal underwriter to the extent the Distributor’s fees are unable to be paid by the Fund under the Fund’s Rule 12b-1 plan. The Distributor compensates dealers based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution and Shareholder Servicing Plan" below.

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DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The Fund has entered into a 12b-1 Plan, pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares of the Fund. Services performed by the Distributor include (i) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (ii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Class A shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of Class A shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Class A shareholders of the Fund; and (e) costs involved in obtaining whatever information, analyses and reports with respect to service activities that the Fund may, from time to time, deem advisable.

Under the 12b-1 Plan, the Distributor is compensated regardless of whether it incurs any distribution expenses on behalf of the Fund. For the fiscal year ended December 31, 2019, the Distributor received fees of $66,207 under the 12b-1 Plan and did not waive any fees. From the fees received during the fiscal year ended December 31, 2019, the Distributor spent $17,256 for commissions to broker-dealers with the remaining amount being retained by the Distributor.

Pursuant to the 12b-1 Plan, the Distributor provides the Board, at least quarterly, with reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

No 12b-1 Plan has been entered into with respect to the Class I shares of the Fund.

SECURITIES TRANSACTIONS

The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the aftermarket, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser.

The Adviser may, in its discretion, effect transactions in portfolio securities with dealers (other than the Adviser and its affiliates) who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

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Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts and economists; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser's own research program. The fees to the Adviser under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. Since the Adviser is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser (or its affiliates) for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

During the fiscal periods ended December 31, 2019, 2018, and 2017, the Fund paid brokerage commissions of $2,174, $966, and $579, respectively.

Any portfolio transaction for the Fund on a securities exchange may be executed through the Distributor and other affiliates of the Distributor ("affiliated brokers") if, in the Adviser's judgment is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to the Adviser or the Distributor or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. The Fund has adopted procedures that are designed to prevent the Fund from directing its portfolio securities transactions to a broker or dealer that promotes or sells shares issued by the Fund.

Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

CODE OF ETHICS

The Fund, the Adviser, and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.

PROXY VOTING POLICY

The Fund's proxy voting policy is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (toll-free) 1-800-266-5566, and (2) on the SEC's website at http://www.sec.gov.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the portfolio turnover rate for the Fund normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

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Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2019 and 2018 the Fund's portfolio turnover rate was 9% and 7%, respectively.

CALCULATION OF SHARE PRICE

The Fund’s net asset value (“NAV”) and public offering price (NAV plus applicable sales load) of each class of Shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each business day, except on days when the NYSE is closed. Currently, there are two classes of Shares of the Fund, Class A shares and Class I shares. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Fund's portfolio securities are valued as follows: (1) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, the mean of the current bid and ask prices on such exchange and money market securities maturing in 60 days or less will be valued at amortized cost.; (2) securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the mean of the current bid and ask prices on such over-the- counter market.; (3) debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. The NAV per Share of the Fund will fluctuate with the value of the securities it holds.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's NAV is not calculated. As a result, calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Securities traded on a foreign exchange which has not closed by the close of business on each business day of the NYSE or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of NAV unless the Board or its delegates deems that the particular event would materially affect NAV, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem Fund Shares and how such Shares are priced is included in the Prospectus. The Prospectus describes generally how to purchase Shares of the Fund. Additional information with respect to certain types of purchases of Shares of the Fund is set forth below.

RIGHT OF ACCUMULATION

You have the right to combine the cost or current NAV (whichever is higher) of your existing Class A Shares of the Fund with the amount of your current Class A purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. You or your dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of your holdings by the Transfer Agent.

LETTER OF INTENT

If you submit a Letter of Intent to the Transfer Agent you may be entitled to purchase Class A shares at a reduced sales load. The Letter must state an intention to invest in the Fund within a thirteen-month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen-month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, Shares representing 5% of the intended purchase will be held in escrow. The amount held in escrow will be invested in Class A shares.

These Shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the

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thirteen-month period, the applicable sales load will be adjusted by the redemption of sufficient Shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. You or your dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

OTHER INFORMATION

The Fund does not impose a sales load nor does it impose a reduced sales load in connection with purchases of Shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the Shares may not be resold except through redemption by or on behalf of the Fund. Employees, officers, directors and clients of the Adviser, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may purchase Shares of the Fund at Net Asset Value (and, therefore, without any sales charges being imposed), if they properly notify the Transfer Agent as per the Prospectus.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your Shares, including exchanging your Shares for shares of another fund, after holding them for less than 60 days.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

The Boyar Value Fund, Inc.

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

TAXES

The following is a summary of the material federal income tax considerations regarding the purchase, ownership and disposition of Shares in the Fund for shareholders who are U.S. persons and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and

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securities.

If the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax on its net realized income that is distributed to its shareholders each year, provided that it distributes to such shareholders an amount equal to at least 90% of the sum of its “investment company taxable income” (generally its income from dividends, taxable interest and its net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains) and its net tax-exempt income for the taxable year. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute.

Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax described below) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income and net tax-exempt income (if any). The Board of Directors of the Fund will determine annually whether to distribute any net capital gain (after taking into account any capital loss carryovers). The Fund currently expects to distribute any such net capital gain annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by such shareholders. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

For U.S. federal income tax purposes, the Fund is permitted to carryforward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. If the Fund so elects, all or a portion of certain losses realized by the Fund in the portion of its taxable year after October 31 will be treated as arising on the first day of its following taxable year.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the income and excise tax distribution requirements.

If, in any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends to shareholders and would be subject to a further tax at the shareholder level. If the Fund were to fail to qualify as a regulated investment company in any year, it would be required pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount

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and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Funds to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holding in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the applicable U.S. federal income tax rate on dividends to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations and are reported by the Fund as attributable to such qualified dividend income, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be eligible to be treated as qualified dividend income if (1) the dividend is received with respect to any Share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such Share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the Share at the commencement of such date is entitled to receive the next issued dividend payment for such Share even if the Share is sold by the owner on that date or thereafter.

Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction.

Distributions from net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held Shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum U.S. federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Also, a 3.8% Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends (including capital gain dividends) and capital gains recognized from the sale, redemption or exchange of Fund shares.

For U.S. individuals, this threshold generally will be exceeded if an individual filer has modified adjusted gross income in excess of $200,000, if a married joint filer has modified adjusted gross income in excess of $250,000, or if a married separate filer has modified adjusted gross income in excess of $125,000. This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

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Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of (and in reduction of) a shareholder's basis in his Shares of the Fund. To the extent that such distributions exceed the tax basis of the shareholder, the excess amounts will be treated as gain from the sale of the shares.

Shareholders receiving dividends or distributions in the form of additional Shares will be treated for federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and will have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, upon the sale of Shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the Shares. Such gain or loss will be treated as capital gain or loss, if the Shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund Share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the Internal Revenue Service and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not accepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the

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taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES

Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income and shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

BACKUP WITHHOLDING

Shareholders who fail to provide certain required certifications to the Fund will be subject to backup withholding at the rate of 24% on all dividends (including exempt-interest dividends), distributions, and redemption proceeds paid by the Fund. Backup withholding is not a separate tax, and it may be recovered by filing a timely U.S. federal income tax return and claiming it as a credit.

NOTICES

Shareholders will be notified annually by the Fund as to the federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXATION

The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-residential alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on certain dividends from a Fund. The withholding tax does not apply to capital gain dividends or to dividends derived from a Fund’s net interest income or short-term capital gains and so reported by the Fund.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person that timely provides a valid IRS Form W-9 or a non-U.S. individual that timely provides a valid IRS Form W-8BEN. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

PRINCIPAL SECURITY HOLDERS

As of February 24, 2020, the following persons of record owned more than 5% of the outstanding voting Shares of the Fund:

Vector Group Ltd. 4440 Biscayne Boulevard, Floor 10 Miami, Florida 33131	36.10%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. Additional information on the owner of more than 25% of the Fund’s outstanding shares is presented below:

Vector Group Ltd. is a Delaware corporation.

As of February 24, 2020, the Directors and officers of the Fund as a group owned of record or beneficially approximately 2.02% of the outstanding Shares of the Fund.

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CUSTODIAN

The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, has been retained to act as Custodian for the Fund’s investments. The Bank of New York Mellon acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, with principal offices at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2020.

FUND COUNSEL

Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Fund.

GEMINI FUND SERVICES, LLC

The Fund has entered into a Fund Services Agreement with Gemini Fund Services, LLC (“Gemini”), whereby Gemini will provide administrative, fund accounting and transfer agent services to the Fund. Gemini has its principal office at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474. For the services rendered to the Fund under the Fund Services Agreement, the Fund pays Gemini the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting, and transfer agency services.

For the fiscal year ended December 31, 2019, Gemini received fees of $44,776, $22,471, and $38,573 for administrative, fund accounting and transfer agency services, respectively. For the fiscal year ended December 31, 2018, Gemini received fees of $46,887, $26,355, and $26,900 for administrative, fund accounting and transfer agency services, respectively. For the fiscal year ended December 31, 2017, Gemini received fees of $48,349, $25,635, and $35,230 for administrative, fund accounting and transfer agency services, respectively.

Certain affiliates of GFS also provide services to the Fund, as follows:

  Northern Lights Compliance Services, LLC (“NLCS”) is a Gemini affiliate that provides CCO and compliance program services to the Trust for a flat fee pursuant to a consulting agreement with the Trust;
  Blu Giant is a Gemini affiliate that provides printing and EDGARization services to the Fund on an ad-hoc, per job basis. Printing services are provided at discount rates and EDGAR services are provided at a flat filing fee plus per page conversion fee.

FINANCIAL STATEMENTS

The financial statements appearing in the Annual Report to Shareholders for the fiscal year ended December 31, 2019, have been audited by BBD, LLP, and are incorporated by reference herein.

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APPENDIX A

BOYAR VALUE FUND, INC.

PROXY VOTING POLICIES AND PROCEDURES

1. DEFINITIONS.

"BAM" shall mean Boyar Asset Management, in its capacity as the Fund's investment adviser.

"BOARD" shall mean the Board of Directors of the Fund.

"BAM'S PROXY VOTING POLICIES AND PROCEDURES" shall mean BAM's Proxy Voting Policies and Procedures, as amended from time to time, a current copy of which is attached hereto as EXHIBIT A.

"FUND" shall mean Boyar Value Fund, Inc.

2. ADOPTION OF BAM'S PROXY VOTING POLICIES AND PROCEDURES AND DELEGATION. The provisions of BAM's Proxy Voting Policies and Procedures are hereby incorporated herein by this reference and adopted as the Fund's procedures for voting proxies and procedures. The Fund has delegated to BAM responsibility for voting all proxies for which the Fund is entitled to vote in accordance with these Proxy Voting Policies and Procedures, and BAM has accepted such delegation.

3. LIMITATIONS ON BAM'S RESPONSIBILITIES.

(i) LIMITED VALUE. BAM may abstain from voting a Fund proxy if it concludes that the effect on the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

(ii) UNJUSTIFIABLE COSTS. BAM may abstain from voting a Fund proxy for cost reasons (E.G., costs associated with voting proxies of non-U.S. securities). In accordance with BAM's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. BAM's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

(iii) FUND RESTRICTIONS. BAM shall vote Fund proxies in accordance with any applicable investment restrictions of the Fund.

(iv) BOARD DIRECTION. Notwithstanding the foregoing delegation to BAM, the Board may from time to time direct BAM to vote the Fund's proxies in a manner that is different from the guidelines set forth in BAM's Proxy Voting Policies and Procedures. After its receipt of any such direction, BAM shall follow such direction for proxies for which the stockholder meeting has not been held and the vote not taken.

4. SUBDELEGATION. BAM may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve BAM of its responsibilities hereunder and BAM shall retain final authority and fiduciary responsibility for proxy voting. If BAM delegates such responsibilities, BAM shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

5. PROXY VOTING EXPENSE. The Fund shall bear all expenses associated with voting the Fund's proxies and complying with applicable laws (including without limitation expenses associated with regulatory filings and engaging third parties to vote the Fund's proxies). The Fund shall promptly reimburse BAM for any out-of-pocket expenses incurred by BAM in performing its services hereunder.

6. CONFLICTS OF INTEREST. The provisions for addressing conflicts of interest set forth in BAM's Proxy Voting Policies and Procedures are hereby incorporated herein by this reference and adopted as the Fund's procedures for addressing conflicts of interests between the interests of the Fund on the one hand and BAM and its affiliates, directors, officers, employees (and other similar persons) on the other hand.

7. APPROVAL OF MATERIAL CHANGES. BAM shall promptly submit to the Board any material changes to these Proxy Voting Policies and Procedures and BAM's Proxy Voting Policies and Procedures. Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six-month anniversary of such submission (unless such change was early approved by the Board).

8. REPORTS TO THE BOARD. At each quarterly meeting of the Board, BAM shall submit a report to the Board describing:

(i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interests; and

(ii) any proxy votes taken by BAM on behalf of the Fund since the last report to the Board which were exceptions from BAM's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, BAM shall furnish to the Board, and the Board shall consider, a report identifying any recommended changes in existing policies based upon BAM's experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

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9. MAINTENANCE OF RECORDS. BAM shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940 and the Investment Advisers Act of 1940 in accordance with the requirements and interpretations thereof. BAM may, but need not, maintain proxy statements that it receives regarding Fund securities to the extent that such proxy statements are available on the SEC's EDGAR system. BAM may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

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APPENDIX B

PRIVACY notice
FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include: · Social Security number · Purchase History · Assets · Account Balances · Retirement Assets · Account Transactions · Transaction History · Wire Transfer Instructions · Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc., share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

•       Open an account

•       Provide account information

•       Give us your contact information

•       Make deposits or withdrawals from your account

•       Make a wire transfer

•       Tell us where to send the money

•       Tells us who receives the money

•       Show your government-issued ID

•       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•       Affiliates from using your information to market to you

•       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Boyar Value Fund, Inc. does not jointly market.